UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  05/28/2010

                            Amfil Technologies Inc.
             (Exact name of registrant as specified in its charter)

                       Commission File Number:  33-2775-A

               New York                                 13-3296819
     (State or other jurisdiction of                  (IRS Employer
           of incorporation)                        Identification No.)

                             850 Fiero Lane Suite F
                           San Luis Obispo, CA 93401
          (Address of principal executive offices, including zip code)

                                  805 835-5272
              (Registrant's telephone number, including area code)

                            Technical Ventures Inc.
                    2000 ne 22nd St. Wilton Manors, FL 33305
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 5.02  ELECTION OF DIRECTOR; DEPARTURE OF DIRECTOR


(b) On June 1, 2010, Mr. Wayne A. Doss the President and CEO and Director of Amfil Technologies Inc., resigned to focus on other interest but will remain on call to assist with the task of restoring the fully reporting status of the company.

(c) On June 1, 2010 the Board of Directors appointed Ambrose Fillis the President and CEO. Mr. Fillis was serving as the President of the Amfil Technologies Inc. operations since the acquisition of the technology on June 4, 2008 and has served as a Director since December 1, 2008.

(d) On June 1, 2010 the Board of Directors approved the appointment of Wally Kralik to the Board of Directors. Mr. Kralik previously served as a Director of
the company until his resignation on June 1 2008.   Mr. Kralik served as
chairman of both The Connection Group and The Charter Development Group from 1985 until 1998. Mr. Kralik also served as Chief Operating Officer for a construction development company from 1999 to 2002 and currently is the President of a direct marketing company. Mr. Kralik is 67 years old and is a graduate of St. Michael's College in Toronto.



ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OF BYLAWS; CHANGE IN FISCAL
YEAR


On May 27, 2010 the company received notice from FINRA that effective May 28, 2010 that our request of the name change submitted in November 2009 was approved and the new stock symbol was AMFE. On October 14, 2009 we changed our corporate name from Technical Ventures Inc. (the "Company") to Amfil Technologies Inc. The name change was made pursuant to majority shareholder consent in lieu of a meeting dated August 15, 2009, with an excess of 51% of the 145,108,777 shares issued and outstanding, shareholders approving the name change. The company filed a Certification of Amendment of the Certificate of Incorporation on October 1, 2009 with the State of New York, amending Article One of the Company's Amended and Restated Certificate of Incorporation to change our corporate. Outstanding stock certificates of Registrant are not affected by the change in name and need not be exchanged as they continue to be valid. A copy of the certificate of Amendment is attached hereto as Exhibit 3.1.


ITEM 9.01  Financial Statements and Exhibits


     (d) Exhibits.

     3.1 Certificate of Amendment of the Certificate of Incorporation and State of NY seal approval

This Form 8-K may contain forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amfil Technologies Inc.



June 1, 2010                          By:    /s/ Ambrose Fillis
                                           -------------------------------------

                                             Ambrose Fillis
                                             President and CEO
                                             Director


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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
EX-3.1 Certificate of Amendment of the Certificate of Incorporation of Amfil Technologies